UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2017 (November 29, 2016)

CHAMPIONS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11504	52-1401755
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 808-8400

Not applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On November 29, 2016 Champions Oncology, Inc., (the “Company”), filed an 8-K announcing senior leadership changes whereby the Company's Chief Executive Officer, Joel Ackerman, will shift his role and become the Chairman of the Board of Directors; Dr. David Sidransky, the founder of Champions and current Chairman of the Board of Directors, will assume the role of lead director; and, Dr. Ronnie Morris, current President of Champions, will assume the role of CEO. These changes became effective on January 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.
(Registrant)

Date: January 26, 2017	By:	/s/ Ronnie Morris
Ronnie Morris
Chief Executive Officer